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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 09, 2004

                             PARKER DRILLING COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                          1-7573                             73-0618660
           --------                          ------                             ----------
   (State of Incorporation)         (Commission File Number)        (IRS Employer Identification No.)
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              1401 Enclave Parkway, Suite 600, Houston, Texas 77077
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 406-2000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 9, 2004, the Registrant issued its press release announcing the second quarter 2004 conference call and an update on previous earnings guidance.
A copy of this press release is attached as Exhibit 99 to this Report on Form
8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2004

                                        PARKER DRILLING COMPANY

                                    By: /s/ Robert L. Parker Jr.
                                        ----------------------------------------
                                        Robert L. Parker Jr.
                                        President and Chief Executive Officer




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                                  Exhibit Index

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
     Exhibit No.                            Description
     -----------                            -----------

         99 Press Release dated July 9, 2004, issued by the Registrant, announcing the second quarter 2004 conference call and an update on previous earnings guidance.
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